[LOGO]
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                                    Aberdeen
                                 Global Income
                                   Fund, Inc.

                               [GRAPHIC OMITTED]

              Invests primarily in global fixed-income securities

                                Quarterly Report
                                 July 31, 2002

Letter to Shareholders

                                                              September 13, 2002

Dear Shareholder,

We present this Quarterly Report which covers the activities of Aberdeen Global Income Fund, Inc. (formerly known as Aberdeen Commonwealth Income Fund, Inc.) (the "Fund") for the quarter ended July 31, 2002. Included in this report is a review of the Australian, Canadian, New Zealand, United Kingdom and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by Aberdeen Asset Managers (C.I.) Limited (the "Investment Manager").

High Credit Quality: 81.2% of Securities Rated or Deemed Equivalent to AA/Aa or better

The Fund's high credit quality has been maintained. Over 81.2% of assets are rated AA/Aa or better, or are considered of equivalent quality by the Investment Manager. An additional 10.6% is held in A rated securities.

Distributions

Distributions to common shareholders for the 12 months ended July 31, 2002 totaled 78 cents per share. Based on the share price of $9.75 on July 31, 2002, the cash distribution rate over the 12 months then ended was 8.0%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On September 12, 2002 the Board of Directors declared a monthly distribution of 6 cents per share payable on October 11, 2002 to all shareholders of record as of September 30, 2002.

The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. It is the Board's intention that the monthly distribution of 6 cents per share be maintained for 12 months, having begun with the February 2002 distribution payment. This policy is subject to regular review at the Board's quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in December 2002.


                                             Aberdeen Global Income Fund, Inc. 1

Net Asset Value Performance: 6.1% Per Annum Return Since Inception

The Fund's total return based on Net Asset Value ("NAV") was 7.1% over the quarter ended July 31, 2002. Since inception, the Fund's total return based on NAV has increased to 6.1% per annum to July 31, 2002.

Share Price Performance

The Fund's share price rose 9.8% over the quarter, from $8.88 on April 30, 2002 to $9.75 on July 31, 2002. The Fund's share price on July 31, 2002 represented a discount of 4.2% to the NAV per share of $10.18 on that date. This represents a narrowing of the discount to NAV of 8.3% on April 30, 2002.

Implementation of Global Investment Strategy

In March 1999 the Fund's shareholders approved amendments to the Fund's principal investment objective, investment policies and investment restrictions to enable the Fund to invest up to 35% of its total assets in Global Debt Securities. The term "Global Debt Securities" includes securities of issuers located in, or securities denominated in the currency of, countries other than Australia, Canada, New Zealand or the United Kingdom. This strategy was proposed to be implemented in two phases. The first phase involved the immediate investment of up to 20% of the Fund's assets in Asian debt markets. On September 3, 2001 the Board of Directors authorized the Investment Manager, in its discretion, to implement the second phase of the global investment strategy. This allows the Fund to invest up to 35% of its total assets in Global Debt Securities, with a view to enhancing yield.

Global Debt: 12.2% of Total Assets Invested in Global Debt Securities

As of July 31, 2002, 12.2% of the Fund's total assets were held in Global Debt Securities. This included 7.9% in Asian debt securities. During the quarter ended July 31, 2002, the Fund began to invest in regions other than Asia and as at July 31, 2002, 2.2% of the Fund's total assets were invested in Eastern Europe, 1.4% in Latin America and 0.7% in Western Europe. Although these Global Debt Securities present attractive opportunities, the Fund's ability to increase its investments in Global Debt Securities remains constrained by the potential realization of foreign exchange losses.


2 Aberdeen Global Income Fund, Inc.

Letter to Shareholders (concluded)

For information about the Fund, including weekly updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management, Investor Relations, by:

o     calling toll free on 1-800-522-5465 or 1-212-968-8800 in the United
      States,

o     emailing to InvestorRelations@aberdeen-asset.com, or

o     visiting the website at www.aberdeen-asset.us

For information about the Aberdeen group, visit the Aberdeen website at www.aberdeen-asset.com

Yours sincerely,


/s/ Martin J. Gilbert

Martin J. Gilbert
Chairman

             All amounts are U.S. dollars unless otherwise stated.


                                             Aberdeen Global Income Fund, Inc. 3

Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore the exact amount of distributable income for each fiscal year can only be determined as at the end of the Fund's fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the fiscal year commencing November 1, 2001, including the distribution paid on September 6, 2002, are comprised of 3% net investment income and 97% return of paid in capital.

This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2003, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.


4 Aberdeen Global Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ("the Plan") which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement State Street Bank & Trust Company (the "Plan Agent") will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month, unless shares of the Fund are trading at a premium, in which case the Fund will issue additional shares. As a participant in the Plan you will have the convenience of:

Automatic reinvestment--the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs--shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience--the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266 or call toll free on 1-800-426-5523.


                                             Aberdeen Global Income Fund, Inc. 5

Report of the Investment Manager

Share Price Performance

On July 31, 2002, the Fund's share price was $9.75, which represented a discount of 4.2% to the NAV of $10.18. At the date of this report, the share price was $10.12 representing a discount of 3.4% to the NAV of $10.48.

[A line graph depicting the Net Asset Value vs Share Price. The values are from February 1992 through July 2002]

                       Feb-92    Jul-92    Jan-93    Jul-93    Jan-94    Jul-94    Jan-95    Jul-95    Jan-96
Aberdeen Global
Income Fund NAV        $13.89    $14.87    $12.62    $13.55    $14.22    $12.03    $11.91    $12.49    $13.12

                       Jul-96    Jan-97    Jul-97    Jan-98    Jul-98    Jan-99    Jul-99    Jan-00    Jul-00
Aberdeen Global
Income Fund NAV        $13.20    $13.86    $14.08    $13.41    $12.57    $13.37    $12.42    $11.78    $10.99

                       Jan-01    Jul-01    Jan-02    Jul-02
Aberdeen Global
Income Fund NAV        $10.71    $ 9.77    $ 9.47    $10.18

                       Feb-92    Jul-92    Jan-93    Jul-93    Jan-94    Jul-94    Jan-95    Jul-95    Jan-96
Aberdeen Global
Income Fund
Share Price            $15.00    $15.13    $12.38    $13.25    $13.00    $11.75    $10.25    $11.13    $11.88

                       Jul-96    Jan-97    Jul-97    Jan-98    Jul-98    Jan-99    Jul-99    Jan-00    Jul-00
Aberdeen Global
Income Fund
Share Price            $11.50    $11.88    $12.31    $12.38    $10.94    $10.88    $10.75    $ 9.44    $ 9.25

                       Jan-01    Jul-01    Jan-02    Jul-02
Aberdeen Global
Income Fund
Share Price            $ 9.46    $ 8.81    $ 8.74    $ 9.75


6 Aberdeen Global Income Fund, Inc.

Distributions

The Board reduced the Fund's monthly distribution from 7.0 cents per share to
6.0 cents per share beginning with the distribution paid on February 8, 2002. The Investment Manager continues its efforts to reallocate the portfolio toward higher yielding Global Debt Securities, in addition to fixed income securities denominated in the Commonwealth Currencies. Further, with the expectation for an improving global economy in late 2002, the Investment Manager anticipates improvement in the value of non-U.S. dollar currencies. Together, these factors may enhance the Fund's net investment income and ability to realize capital gains. There can, however, be no assurance that the Investment Manager's expectations will be met.

Auction Market Preferred Stock (AMPS)

The Fund's $30 million of AMPS continued to be well bid at the weekly auctions. The average interest rate paid was 1.94% over the quarter ended July 31, 2002, compared with 1.75% for 30-day U.S. commercial paper over the same period. These rates have remained broadly unchanged over the period as the U.S. Federal Reserve has kept interest rates on hold. The rates paid to preferred shareholders have decreased since July 31, 2002 to a level of 1.70% as of the date of this report.

Over the past year, the impact of AMPS has been positive, as the key currencies of the Fund--the Australian dollar, British pound, New Zealand dollar--strengthened against the U.S. dollar over the period. Most Asian currencies followed a similar trend, with only the Canadian dollar losing ground over the period. In addition, the fact that U.S. interest rates have remained at historic lows has meant that the differential between AMPS funding rates and the yields at which the Fund invests remains positive. These effects have to some extent been offset by capital losses as bond yields have risen in line with signs of global recovery. Overall, the outlook over the medium-term for investment markets and the portfolio in respect of these factors is considered by the Investment Manager to be favorable and AMPS are therefore seen as having the potential to enhance total shareholder returns in the medium term.


                                             Aberdeen Global Income Fund, Inc. 7

Portfolio Composition

Geographic Composition

The table below shows the geographic composition of the Fund's total investments as of July 31, 2002, compared with the previous quarter and twelve months:

                  TABLE 1: ABERDEEN GLOBAL INCOME FUND, INC.--
                          GEOGRAPHIC ASSET ALLOCATION

================================================================================
                           July 31, 2002       April 30, 2002     July 31, 2001
                                  %                   %                  %
--------------------------------------------------------------------------------
Australia                       20.0                23.3              22.1
Canada                          17.9                21.5              34.7
New Zealand                     11.0                10.4               4.8
United Kingdom                  30.8                30.4              29.2
United States*                   8.1                 7.4               3.7
Asia                             7.9                 7.0               5.5
Eastern Europe                   2.2                  --                --
Latin America                    1.4                  --                --
Western Europe                   0.7                  --                --
--------------------------------------------------------------------------------
Total Portfolio                100.0               100.0             100.0
================================================================================

* It is a policy of the Investment Manager to maintain a portion of the Fund's investments in U.S. short-term securities to cover distributions and expenses.

                             Geographic Composition

                               [BAR CHART OMITTED]


8 Aberdeen Global Income Fund, Inc.

Currency Composition

The table below shows the currency composition of the Fund's total investments as of July 31, 2002, compared with the previous quarter and twelve months:

                  TABLE 2: ABERDEEN GLOBAL INCOME FUND, INC.--
                              CURRENCY ALLOCATION

================================================================================
                               July 31, 2002    April 30, 2002     July 31, 2001
                                     %                 %                 %
--------------------------------------------------------------------------------
Australian Dollar                   19.9              23.2              22.1
Canadian Dollar                     17.6              21.2              34.7
New Zealand Dollar                  12.2              11.7               4.8
British Pound                       30.0              29.5              29.2
United States Dollar*               13.8               8.1               3.7
Asia Currencies                      6.5               6.3               5.5
--------------------------------------------------------------------------------
Total Portfolio                    100.0             100.0             100.0
================================================================================

*     Includes Yankee bond investments.

Maturity Composition

As of July 31, 2002, the average maturity of the Fund's assets was 8.6 years, compared with 7.4 years on April 30, 2002. The Fund's modified duration was 5.3 years for the quarter ended July 31, 2002, compared with 4.7 years on April 30, 2002. The table below shows the maturity composition of the Fund's investments as of July 31, 2002:

                  TABLE 3: ABERDEEN GLOBAL INCOME FUND, INC.--
                               MATURITY ANALYSIS

================================================================================
                   Less than 1 year    1--5 years    5--10 years   Over 10 years
                          %                %             %              %
--------------------------------------------------------------------------------
Australia                24.0             21.5          40.9           13.6
Canada                   31.4             16.9          10.9           40.8
New Zealand              14.2             56.9          13.1           15.8
United Kingdom           15.5             18.8          18.4           47.3
United States              --               --            --             --
Asia                      1.9             46.9          32.5           18.7
Eastern Europe             --             30.6            --           69.4
Latin America              --               --          48.6           51.4
Western Europe             --            100.0            --             --
--------------------------------------------------------------------------------
Total Portfolio          19.0             25.9          21.9           33.2
================================================================================


                                             Aberdeen Global Income Fund, Inc. 9

Sectoral Composition

The table below shows the sectoral composition of the Fund's total investments as of July 31, 2002:

                  TABLE 4: ABERDEEN GLOBAL INCOME FUND, INC.--
                              SECTORAL COMPOSITION

================================================================================
                   Sovereign   Provincial/   Utilities/
                     Gov't.       State     Supranational  Corporate    Cash or
                     Bonds        Bonds         Bonds        Bonds    Equivalent
                       %            %             %            %           %
--------------------------------------------------------------------------------
Australia             6.2          8.4           1.7          2.0         1.7
Canada                7.8          4.5            --          0.5         5.1
New Zealand           1.7           --           0.4          7.7         1.2
United Kingdom       21.8           --           1.9          5.0         2.1
United States          --           --            --           --         8.1
Asia                  3.8          0.3           0.2          0.4         3.2
Eastern Europe        2.2           --            --           --          --
Latin America         1.4           --            --           --          --
Western Europe         --           --            --          0.7          --
--------------------------------------------------------------------------------
Total Portfolio      44.9         13.2           4.2         16.3        21.4
================================================================================

                    Sectoral Composition as of July 31, 2002

                              [BAR CHART OMITTED]


10 Aberdeen Global Income Fund, Inc.

Portfolio Composition (concluded)

Quality of Investments

As of July 31, 2002, 81.2% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "AA" by Standard & Poor's Corporation or "Aa" by Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's portfolio as of July 31, 2002:

                  TABLE 5: ABERDEEN GLOBAL INCOME FUND, INC.--
                                 ASSET QUALITY

================================================================================
                 AAA/Aaa     AA/Aa       A      BBB/Baa      BB/Ba*         B*
                    %          %         %         %            %           %
--------------------------------------------------------------------------------
Australia         80.4       19.2       0.4         --          --           --
Canada            67.9       18.1      14.0         --          --           --
New Zealand       60.4        4.9      23.4       11.3          --           --
United Kingdom    67.8       21.6      10.6         --          --           --
United States    100.0         --        --         --          --           --
Asia              14.2         --      37.7       28.7        19.4           --
Eastern Europe      --         --        --         --        69.4         30.6
Latin America       --         --        --      100.0          --           --
Western Europe      --         --        --         --          --        100.0
--------------------------------------------------------------------------------
Total Portfolio   66.5       14.7      10.6        4.2         2.6          1.4
================================================================================

*     Below investment grade.


                                            Aberdeen Global Income Fund, Inc. 11

Market Review and Outlook

AUSTRALIA

The benchmark 10-year bond yield fell to 5.95% from 6.08% over the quarter ended July 31, 2002. Economic releases issued during the quarter by the Australian Bureau of Statistics confirmed the relative resilience of the Australian economy. The housing market displayed continued strength and business confidence remained remarkably upbeat in the face of Reserve Bank of Australia ("RBA") rate hikes. The budget released by the Federal Government in May had little impact on financial markets.

The Federal Budget announced a return to sustained surpluses over coming fiscal years, reflecting the Government's intention to save rather than spend the growth dividend--the revenue benefits of better than expected economic growth.

Following monetary policy tightenings of 0.25% in both May and June, the RBA opted to leave interest rates unchanged at their July meeting. Their decision was likely to have been influenced by the recent U.S. corporate turmoil and equity market weakness, as well as uncertainty about the strength of the global recovery and concerns about the outlook for the rural sector domestically due to current dry weather conditions. From a domestic perspective, the case for rates moving higher is still in place while data in the U.S. points to an economic recovery. However, the significant weakness in U.S. equity markets and some initial signs of moderation in the domestic economy's growth pace would seem to indicate that some downside risks are beginning to emerge.

The Australian dollar fluctuated slightly during the quarter, closing at $0.54 on July 31, 2002.


12 Aberdeen Global Income Fund, Inc.

CANADA

During the quarter, the Bank of Canada ("BoC") increased interest rates for the third time since April, in order to prevent a surge in inflation. The BoC raised its benchmark overnight rate to 2.75%, a full percentage point higher than the comparable U.S. rate. The economy grew at a 6% pace in the first quarter, and continued to expand at a rate of 4.3% through the second quarter of 2002. The core rate of inflation was at 2.1% during July 2002. Canada's economic recovery, which began in the last quarter of 2001, gathered momentum in the first half of 2002. As expected, the BoC acted in April and June to raise interest rates and the Investment Manager expects the BoC to continue gradually removing the monetary stimulus in coming months.

The Canadian dollar fell slightly over the quarter, closing at $0.63.

NEW ZEALAND

The New Zealand economy started 2002 strongly, with GDP expanding by 1.1% in the March quarter. The economy has grown over the last four quarters and as a result is 4.0% higher when compared with the same period in 2001. Despite global uncertainty, the confidence of New Zealand's consumers has remained relatively robust, providing a solid base for retail spending in the near term. Despite three interest rate hikes this year by the Reserve Bank of New Zealand, consumer confidence rose in the June quarter, boosted by strong employment growth, higher wages and rising house prices. However, although business confidence has also held up relatively well, there has been a clear moderation in sentiment in more recent surveys. Business confidence acts as a leading indicator of GDP growth and is consistent with the Investment Manager's moderating growth profile into 2003.

The New Zealand dollar rose over the quarter, closing at $0.47.


                                            Aberdeen Global Income Fund, Inc. 13

UNITED KINGDOM

In the United Kingdom, conditions for consumers were favorable during the quarter. Consumer confidence remained positive, underpinned by unemployment rates at 26-year lows. The outlook for the manufacturing sector also looked more positive, with actual activity data beginning to reflect the improvement seen in recent sentiment surveys. Industrial production rose for the first time in 8 months, aided by a sharp jump in exports. The improved strength of the domestic consumer and the brighter global economic outlook has led to growth upgrades, and the Investment Manager anticipates an initial tightening of monetary policy in the September quarter.

The pound rose over the quarter, closing at $1.56.

EASTERN EUROPE

Eastern Europe is benefiting from strong positive credit events and fiscal out performance, as large trade surpluses are adding to impressive reserves in Russia, Romania and Bulgaria. This is also being helped by a lack of asset supply and a shift of money from Latin America into Eastern Europe. The Investment Manager remains extremely positive on Eastern Europe, while remaining very cautious on Latin America, being aware that any double-dip scenario in developed markets could undermine the fragile risk appetite in this market.

LATIN AMERICA

Events in Latin America have been dominated by decreasing confidence in Brazil ahead of elections in October and the Brazilian currency has suffered as investors look to withdraw their money. The government is rolling over its financing requirements and is looking to the International Monetary Fund and U.S. Treasury for fiscal and moral support. Elsewhere in the region, political developments and shortfalls in fiscal targets are undermining the risk appetite of foreign investors. At present, the Fund's exposure to Latin America is limited to Mexico and Colombia. Mexico's investment grade status means that it is best placed in Latin America to benefit from a recovery in the U.S. and to avoid the credit problems engulfing much of the region. In Colombia the new administration has stated that it hopes to introduce fiscal and pension reform in the fourth quarter of 2002. The Investment Manager believes that, although short-term news headlines may appear somewhat negative, the underlying momentum is actually far more positive than in the last two years.


14 Aberdeen Global Income Fund, Inc.

Market Review and Outlook (concluded)

ASIA

Economies

Despite rising uncertainty about the strength of U.S. economic recovery, the economies in Asia remain well supported. The Investment Manager believes that aggressive rate hikes are not expected in the region this year. A number of central banks have still been able to ease monetary policy further into 2002, as economic conditions remain soft.

Domestic demand is recovering at a faster pace than previously expected, reflecting the easier fiscal and monetary policy settings prevailing in the economies, as well as a better structural environment. Investor interest in the region is also on the rise, leading to significant capital inflows, which in turn provide a boost to local currencies' strength.

Domestic Bond and Currency Markets

Asian domestic bond prices were higher over the quarter, with yield curves flattening in Malaysia, Thailand and the Philippines. The strong performance was due in part to the rally in U.S. bonds. The Fund's total Asian currency exposure was increased slightly during the quarter ended July 31, 2002 to 6.5%.

Asian Yankee (U.S.$ denominated) Bond Market

Reduced confidence in Latin America and an oversupply of Malaysian paper affected Asian Yankee bonds during the period. In particular, Philippine sovereign bonds gave up a significant portion of the sizeable gains garnered in the first quarter of the year due to added domestic concerns of a ballooning fiscal deficit and political uncertainties.


                                            Aberdeen Global Income Fund, Inc. 15

Summary of Key Rates

The following table summarizes the movements of key interest rates and currencies over the last three and twelve month periods.

================================================================================
                        July 31, 2002       April 30, 2002       July 31, 2001
--------------------------------------------------------------------------------
Australia
90 day bank bills                4.95%                4.63%               5.06%
10 year bonds                    5.95%                6.08%               6.09%
Australian Dollar             $  0.54              $  0.54             $  0.51

Canada
90 day bank bills                2.82%                2.40%               4.03%
10 year bonds                    5.22%                5.62%               5.66%
Canadian Dollar               $  0.63              $  0.64             $  0.65

New Zealand
90 day bank bills                5.94%                5.73%               5.81%
10 year bonds                    6.53%                6.72%               6.69%
NZ Dollar                     $  0.47              $  0.45             $  0.41

United Kingdom
90 day bank bills                3.90%                4.05%               4.95%
10 year bonds                    4.86%                5.19%               5.01%
British Pound                 $  1.56              $  1.46             $  1.43

South Korea
90 day T-bills                   4.74%                4.53%               5.04%
10 year bonds                    6.46%                7.23%               6.78%
South Korean Won*       (Won) 1188.09        (Won) 1294.05       (Won) 1298.00

Thailand
90 day deposits                  2.00%                2.00%               2.50%
10 year bonds                    5.00%                5.62%               6.30%
Thai Baht*               (Baht) 42.02         (Baht) 43.26        (Baht) 45.70

Philippines
90 day T-bills                   5.59%                4.72%               9.78%
10 year bonds                   12.78%               13.38%              15.99%
Philippines Peso*        (Peso) 51.28         (Peso) 50.63        (Peso) 53.55

Malaysia
90 day T-bills                   2.73%                2.73%               2.80%
10 year bonds                    3.97%                4.70%               4.17%
Malaysian Ringgit*     (Ringgit) 3.80       (Ringgit) 3.80      (Ringgit) 3.80

Singapore
90 day T-bills                   0.70%                0.78%               2.13%
10 year bonds                    3.72%                3.91%               3.62%
Singapore Dollar*            S$  1.76             S$  1.81            S$  1.80

US$ Yankee Bonds**
South Korea                      4.80%                5.52%               6.40%
Malaysia                         5.61%                6.18%               7.19%
Philippines                      8.08%                7.79%              10.15%
================================================================================

 * These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and the British pound are quoted U.S. dollars per currency.
**    Sovereign issues.

      Aberdeen Asset Managers (C.I.) Limited
      September 2002


16 Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited)

As of July 31, 2002

Principal
Amount
Local
Currency (a)                                                             Value
(000)                 Description                                        (US$)
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--111.7%
AUSTRALIA--25.8%
Government Bonds--7.7%
A$
             Commonwealth of Australia,
3,000        10.00%, 10/15/02 ....................................     1,650,124
2,000        9.50%, 8/15/03 ......................................     1,137,948
1,000        10.00%, 10/15/07 ....................................       650,562
  500        8.75%, 8/15/08 ......................................       313,763
2,500        7.50%, 9/15/09 ......................................     1,493,235
1,500        6.50%, 5/15/13 ......................................       850,747
             Federal National Mortgage
             Association, Series EMTN,
2,000        6.375%, 8/15/07 .....................................     1,108,789
                                                                      ----------
             Total government bonds
             (cost US$8,173,766) .................................     7,205,168
                                                                      ----------

Semi-Government Bonds--11.9%
New South Wales--3.4%
             New South Wales
             Treasury Corporation,
1,500        7.00%, 4/01/04 ......................................       838,622
4,200        7.00%, 12/01/10 .....................................     2,414,765
                                                                      ----------
                                                                       3,253,387
                                                                      ----------

Queensland--4.2%
             Queensland Treasury
             Corporation,
2,000        8.00%, 5/14/03 (Global) .............................     1,117,992
1,000        8.00%, 9/14/07 (Global) .............................       596,693
3,000        6.00%, 6/14/11 ......................................     1,619,824
1,250        6.00%, 6/14/21 ......................................       649,316
                                                                      ----------
                                                                       3,983,825
                                                                      ----------

Victoria--2.0%
             State Electricity
             Commission of Victoria,
  535        10.50%, 5/27/03 .....................................       303,274
             Treasury Corporation
             of Victoria,
1,000        9.00%, 6/27/05 ......................................       589,971
1,500        10.25%, 11/15/06 ....................................       951,480
                                                                      ----------
                                                                       1,844,725
                                                                      ----------

Western Australia--2.3%
             Western Australia
             Treasury Corporation,
3,500        8.00%, 6/15/13 ......................................     2,151,164
                                                                      ----------
             Total Australian
             semi-government bonds
             (cost US$11,917,622) ................................    11,233,101
                                                                      ----------

Supranational--2.3%
             Eurofima,
3,500        9.875%, 1/17/07 .....................................     2,197,218
                                                                      ----------
             Total Australian dollar
             supranational bonds
             (cost US$2,114,866) .................................     2,197,218
                                                                      ----------

Utilities--1.2%
             Telstra Corp.,
2,000        11.50%, 10/15/02 ....................................     1,101,595
                                                                      ----------
             Total Australian utility bonds
             (cost US$1,385,525) .................................     1,101,595
                                                                      ----------

Corporate Non-Banks--2.7%
             Brisbane Airport
             Corporation, Ltd.,
4,000        7.30%, 6/30/10 ......................................     2,250,637
             GE Capital Australia,
  600        6.75%, 9/15/07 ......................................       331,671
                                                                      ----------
             Total Australian
             corporate non-bank bonds
             (cost US$2,500,144) .................................     2,582,308
                                                                      ----------

             Total Australian
             long-term investments
             (cost US$26,091,923) ................................    24,319,390
                                                                      ----------


                                            Aberdeen Global Income Fund, Inc. 17

As of July 31, 2002

Principal
Amount
Local
Currency (a)                                                             Value
(000)                 Description                                        (US$)
--------------------------------------------------------------------------------
CANADA--17.7%
Government Bonds--10.6%
C$
             Canadian Government,
2,500        7.25%, 6/01/07 ......................................     1,761,709
3,000        10.25%, 3/15/14 .....................................     2,683,488
4,000        8.00%, 6/01/23 ......................................     3,205,151
2,000        9.00%, 6/01/25 ......................................     1,768,668
             Canada (Cayman),
  750        7.25%, 6/01/08 ......................................       523,604
                                                                      ----------
             Total Canadian
             government bonds
             (cost US$10,711,162) ................................     9,942,620
                                                                      ----------

Semi-Government Bonds--6.4%
British Columbia--1.7%
             Province of British Columbia,
2,000        9.50%, 1/09/12 ......................................     1,623,720
                                                                      ----------
Ontario--1.1%
             Ontario Hydro,
  500        8.50%, 5/26/25 ......................................       405,365
             Province of Ontario,
1,000        8.75%, 4/22/03 ......................................       656,246
                                                                      ----------
                                                                       1,061,611
                                                                      ----------

Quebec--3.6%
             Quebec Hydro,
1,500        7.00%, 6/01/04 ......................................     1,004,905
1,000        3.25%, 1/28/05 (b) ..................................       634,182
2,000        9.625%, 7/15/22 .....................................     1,748,306
                                                                      ----------
                                                                       3,387,393
                                                                      ----------

             Total Canadian
             semi-government bonds
             (cost US$6,396,462) .................................     6,072,724
                                                                      ----------

Banking and Finance--0.7%
             Credit Local de France,
1,000        6.75%, 3/21/06 ......................................       675,852
                                                                      ----------
             Total Canadian banking
             and finance bonds
             (cost US$711,636) ...................................       675,852
                                                                      ----------

             Total Canadian
             long-term investments
             (cost US$17,819,260) ................................    16,691,196
                                                                      ----------

MALAYSIA--0.8%
Government Bonds--0.3%
MYR
             Malaysian Government
1,200        3.833%, 9/28/11 .....................................       311,122
                                                                      ----------
             Total government bonds
             (cost US$313,205) ...................................       311,122
                                                                      ----------

Semi-Government Bonds--0.5%
             Danamodal Nasional Berhad,
1,800        0.00%, 10/21/03 .....................................       456,774
                                                                      ----------
             Total Malaysian
             semi-government bonds
             (cost US$445,997) ...................................       456,774
                                                                      ----------

             Total Malaysia
             long-term investments
             (cost US$759,202) ...................................       767,896
                                                                      ----------


18 Aberdeen Global Income Fund, Inc.

As of July 31, 2002

Principal
Amount
Local
Currency (a)                                                             Value
(000)                 Description                                        (US$)
--------------------------------------------------------------------------------
NEW ZEALAND--15.4%
Government Bonds--3.0%
NZ$
             Canadian Government,
 1,000       6.625%, 10/03/07 ....................................       469,813
             New Zealand Government,
 5,000       6.50%, 4/15/13 ......................................     2,321,993
                                                                      ----------
             Total New Zealand
             government bonds
             (cost US$2,737,754) .................................     2,791,806
                                                                      ----------

Utilities--0.5%
             Electricity Corporation of
             New Zealand Ltd.,
 1,000       8.00%, 2/15/03 ......................................       473,434
                                                                      ----------
             Total New Zealand
             utility bonds
             (cost US$582,583) ...................................       473,434
                                                                      ----------

Banking and Finance--11.1%
             Bayerische Hypo- und
             Vereinsbank AG,
 2,000       7.00%, 9/14/05 ......................................       938,353
             Commerzbank AG,
 3,500       8.00%, 2/07/05 ......................................     1,688,368
             GMAC INTL Finance BV,
 3,500       8.00%, 3/14/07 ......................................     1,645,581
             Landesbank
             Baden-Wuerttemberg,
 6,500       5.25%, 1/06/05 ......................................     2,963,516
             Landesbank
             Hessen-Thueringen
             Girozentrale,
 4,000       7.00%, 12/17/07 .....................................     1,893,249
             Transpower Finance Ltd.,
   500       8.00%, 6/15/05 ......................................       242,727
             WestPac Trust Securities
 2,500       6.00%, 4/28/04 ......................................     1,163,810
                                                                      ----------
             Total New Zealand
             banking and finance bonds
             (cost US$9,838,391) .................................    10,535,604
                                                                      ----------

Corporate Non-Banks--0.8%
             Housing New Zealand,
 1,500       8.00%, 11/15/06 .....................................       737,610
                                                                      ----------
             Total New Zealand
             corporate non-bank bonds
             (cost US$797,126) ...................................       737,610
                                                                      ----------

             Total New Zealand
             long-term investments
             (cost US$13,955,854) ................................    14,538,454
                                                                      ----------

PHILIPPINES--0.4%
Government Bonds--0.4%
PHP
             Philippine Government,
10,000       13.00%, 4/25/12 .....................................       197,714
 7,000       16.50%, 2/25/09 .....................................       164,754
                                                                      ----------
             Total Philippine
             long-term investments
             (cost US$409,004) ...................................       362,468
                                                                      ----------

SINGAPORE--0.7%
Government Bonds--0.5%
SG$
             Singapore Government,
   100       3.00%, 11/01/02 .....................................        57,072
    50       4.00%, 3/01/07 ......................................        30,077
   700       4.625%, 7/01/10 .....................................       429,099
                                                                      ----------
             Total Singapore
             government bonds
             (cost US$501,899) ...................................       516,248
                                                                      ----------


                                            Aberdeen Global Income Fund, Inc. 19

As of July 31, 2002

Principal
Amount
Local
Currency (a)                                                             Value
(000)                 Description                                        (US$)
--------------------------------------------------------------------------------
Utilities--0.2%
SG$
             Singapore Power,
   250       4.60%, 9/21/07 ......................................       152,769
                                                                      ----------
             Total Singapore utility bonds
             (cost US$143,773) ...................................       152,769
                                                                      ----------

             Total Singapore
             long-term investments
             (cost US$645,672) ...................................       669,017
                                                                      ----------

SOUTH KOREA--1.9%
Government Bonds--1.9%
US$
             EMBARC Ltd. Linked
             Note Series 1-9,
 2,000       5.69%, 8/18/03 (b)(c) ...............................     1,753,900
                                                                      ----------
             Total Korean
             long-term investments
             (cost US$1,864,334) .................................     1,753,900
                                                                      ----------

THAILAND--1.1%
Government Bonds--0.9%
THB
             Thailand Government,
   550       8.25%, 10/14/03 (d) .................................        14,026
12,000       8.00%, 12/08/06 (d) .................................       339,176
15,000       5.375%, 11/30/11 ....................................       365,829
 4,000       5.50%, 1/18/17 ......................................        95,834
                                                                      ----------
             Total Thailand
             government bonds
             (cost US$789,226) ...................................       814,865
                                                                      ----------

Utilities--0.1%
             Eastern Water Resources
             Development and Management
             Company Limited,
 5,000       9.00%, 7/22/04 (d) ..................................       131,684
                                                                      ----------
             Total Thailand utility bonds
             (cost US$126,542) ...................................       131,684
                                                                      ----------

Corporate Non-Banks--0.1%
             Advanced Info Service
             Public Company Limited,
 2,600       6.50%, 3/20/03 (d) ..................................        63,277
                                                                      ----------
             Total Thailand
             corporate non-bank bonds
             (cost US$68,911) ....................................        63,277
                                                                      ----------

             Total Thailand
             long-term investments
             (cost US$984,679) ...................................     1,009,826
                                                                      ----------

UNITED KINGDOM--39.8%
Government Bonds--31.2%
(pound)
             United Kingdom Treasury,
   500       5.00%, 6/07/04 ......................................       793,831
 1,250       8.50%, 12/07/05 .....................................     2,192,553
 1,100       7.50%, 12/07/06 .....................................     1,908,134
   500       5.75%, 12/07/09 .....................................       824,920
 1,500       8.00%, 9/27/13 ......................................     2,961,624
   600       8.00%, 12/07/15 .....................................     1,219,936
 3,000       8.00%, 6/07/21 ......................................     6,493,069
 4,850       6.00%, 12/07/28 .....................................     8,957,170
             Republic of Finland,
 1,000       8.00%, 4/07/03 ......................................     1,597,895
 1,250       10.125%, 6/22/08 ....................................     2,420,857
                                                                      ----------
             Total United Kingdom
             government bonds
             (cost US$29,147,020) ................................    29,369,989
                                                                      ----------


20 Aberdeen Global Income Fund, Inc.

As of July 31, 2002

Principal
Amount
Local
Currency (a)                                                            Value
(000)                 Description                                       (US$)
--------------------------------------------------------------------------------
Utilities--2.7%
(pound)
             British Gas PLC,
 1,400       8.875%, 7/08/08 .....................................     2,544,814
                                                                     -----------
             Total United Kingdom
             utility bonds
             (cost US$2,198,537) .................................     2,544,814
                                                                     -----------

Banking and Finance--5.9%
             Abbey National Treasury
             Services PLC,
 1,250       8.00%, 4/02/03 ......................................     1,997,880
             Barclays Bank PLC,
 1,000       9.875%, 5/29/49 .....................................     1,858,909
             Lloyds Bank PLC,
   500       7.375%, 3/11/04 .....................................       811,094
             Prudential Finance B.V.,
   500       9.375%, 6/04/07 .....................................       912,500
                                                                     -----------
             Total United Kingdom
             banking and finance bonds
             (cost US$5,051,423) .................................     5,580,383
                                                                     -----------

             Total United Kingdom
             long-term investments
             (cost US$36,396,980) ................................    37,495,186
                                                                     -----------

UNITED STATES--8.1%
Yankee Bonds--8.1%
US$
             AES China
             Generating Company,
   100       10.125%, 12/15/06 ...................................        93,250
             Cable & Wireless
             Optus Finance,
   100       8.00%, 6/22/10 ......................................       114,119
             CITIC Ka Wah Bank
    50       9.125%, 5/31/12 .....................................        50,938
             CNOOC Finance Ltd.,
    50       6.375%, 3/08/12 .....................................        51,310
             Kazkommerts INTL BV,
 1,000       10.125%, 5/08/07 ....................................       940,000
             Korea Development Bank
   200       5.25%, 11/16/06 .....................................       204,164
             Petronas Capital Ltd.,
   100       7.00%, 5/22/12 ......................................       104,034
             PCCW-HKTC Capital Ltd.,
   200       7.75%, 11/15/11 .....................................       202,000
             Republic of Bulgaria,
 1,000       8.25%, 1/15/15 ......................................       996,500
             Republic of Colombia,
   937       9.75%, 4/9/11 .......................................       890,357
             Republic of Philippines,
    50       8.375%, 3/12/09 .....................................        49,625
    50       9.375%, 1/18/17 .....................................        50,325
 1,100       9.875%, 1/15/19 .....................................     1,067,000
             Russian Federation,
 1,000       11.00%, 7/24/18 .....................................     1,051,000
             Ukraine Government,
   890       11.00%, 3/15/07 .....................................       891,112
             United Mexican States,
 1,000       8.30%, 8/15/31 ......................................       933,000
                                                                     -----------
             Total United States
             long-term bonds
             (cost US$7,865,118) .................................     7,688,734
                                                                     -----------

             Total long-term investments
             (cost US$106,792,026) ...............................   105,296,067
                                                                     -----------


                                            Aberdeen Global Income Fund, Inc. 21

Portfolio of Investments (unaudited) (concluded)

As of July 31, 2002

Principal
Amount
Local
Currency (a)                                                            Value
(000)                 Description                                       (US$)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--14.5%
Australia--2.4%
A$
             Banque Nationale de Paris
             Fixed Deposit,
 4,055       4.25%, 8/01/02
             (cost US$2,207,202) ................................     2,207,203
                                                                   ------------
Canada--7.4%
C$
             State Street Bank and
             Trust Company Time Deposit,
11,060       2.00%, 8/07/02
             (cost US$7,033,834) ................................     6,981,001
                                                                   ------------
New Zealand--1.7%
NZ$
             State Street Bank and
             Trust Company Fixed Deposit,
 3,467       4.25%, 8/07/02
             (cost US$1,631,570) ................................     1,625,676
                                                                   ------------
United Kingdom--3.0%
(pound)
             State Street Bank and
             Trust Company Fixed Deposit,
 1,790       3.81%, 8/07/02
             (cost US$2,796,338) ................................     2,796,338
                                                                   ------------
             Total short-term investments
             (cost US$13,688,944) ...............................    13,610,218
                                                                   ------------
-------------------------------------------------------------------------------
Total Investments--126.2% (cost US$120,480,970)                     118,906,285
Net unrealized appreciation on forward foreign currency
exchange contracts--0.0% (e)                                             21,393
Other assets in excess of liabilities--5.6%                           5,309,763
Liquidation value of preferred stock--(31.8%)                       (30,000,000)
-------------------------------------------------------------------------------
Net Assets Applicable to Common Shareholders--100.0%               $ 94,237,441
===============================================================================

(a) Portfolio securities are listed based on currency in which they are traded;

      A$--Australian dollar   NZ$--New Zealand dollar  THB--Thailand baht
      C$--Canadian dollar     PHP--Philippine peso     (pound)--British pound
      MYR--Malaysian ringgit  SG$--Singapore dollar    US$--United States dollar

(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at July 31, 2002.
(c) Value of security is linked to the value of Government of Korea 7.70%, 8/16/03 and the movement of the South Korean Won.
(d) Securities, or a portion thereof, pledged as collateral for forward currency exchange contracts.
(e) Forward foreign currency exchange contracts entered into as of July 31, 2002 were as follows:

-----------------------------------------------------------------------------------------------------
Purchases                                                                                Unrealized
                                                                                        Appreciation/
Contracts to Receive   In exchange for     Settlement Date         Value                Depreciation
-----------------------------------------------------------------------------------------------------
CNY 827,810              US$  100,000          10/24/02         US$   99,991              $    (9)
INR 4,985,000            US$  100,000          08/06/02         US$  102,488                2,488
INR 4,946,980            US$  101,000          08/06/02         US$  101,706                  706
KRW 3,530,158,800        US$2,933,000          10/10/02         US$2,956,384               23,384
PHP 19,993,640           US$  388,000          10/29/02         US$  384,968               (3,032)
THB 4,280,000            US$   99,651          08/28/02         US$  101,826                2,175
TWD 7,501,896            US$  227,000          10/25/02         US$  222,681               (4,319)
                                                                                          -------
                                                                                          $21,393
                                                                                          =======


22 Aberdeen Global Income Fund, Inc.

Capital Structure

                                 SHARE CAPITAL

==============================================================================================
Authorized               Issued
----------------------------------------------------------------------------------------------
300,000,000             9,266,209        Common stock, $0.001 par value per share
100,000,000            30,000,000        Preferred stock, $25,000 liquidation value per share
==============================================================================================

                                CAPITAL HISTORY

==============================================================================================
                                        Common Stock
----------------------------------------------------------------------------------------------
February 20, 1992       7,857,120        Initial public offering (including seed shares)
April 15, 1992          1,159,200        Exercise of over-allotment on initial public offering
April 15, 1992             26,778        Shares issued through dividend reinvestment program
May 15, 1992               27,795        Shares issued through dividend reinvestment program
June 15, 1992              27,928        Shares issued through dividend reinvestment program
August 14, 1992            25,905        Shares issued through dividend reinvestment program
September 15, 1992         25,391        Shares issued through dividend reinvestment program
October 15, 1992           26,273        Shares issued through dividend reinvestment program
November 16, 1992          26,911        Shares issued through dividend reinvestment program
December 15, 1992          28,946        Shares issued through dividend reinvestment program
February 16, 1993          17,183        Shares issued through dividend reinvestment program
March 11, 1994             16,779        Shares issued through dividend reinvestment program
==============================================================================================

==============================================================================================
                                       Preferred Shares
----------------------------------------------------------------------------------------------
July 23, 1992                 600        Initial offering, liquidation value of $50,000
December 3, 1996              600        Stock split reducing liquidation value to $25,000 and
                                         increased shares to 1200
==============================================================================================


                                            Aberdeen Global Income Fund, Inc. 23

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Directors

Martin J. Gilbert, Chairman
David L. Elsum
Laurence S. Freedman
Neville J. Miles
William J. Potter
Peter D. Sacks
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith

Officers

Hugh Young, President
Michael Karagianis, Vice President
Christian Pittard, Treasurer and Assistant Secretary
Roy M. Randall, Secretary
James Blair, Assistant Vice President
Beverley Hendry, Assistant Treasurer
Timothy Sullivan, Assistant Treasurer
Simon Bignell, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary
Sander M. Bieber, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

[RECYCLE LOGO] Printed on post-consumer recycled paper


                                            Aberdeen Global Income Fund, Inc. 25

Corporate Information

Investment Manager             Aberdeen Asset Managers (C.I.) Limited
                               P.O. Box 578, 17 Bond Street
                               St. Helier, Jersey JE45XB
                               Channel Islands

Investment Advisor             Aberdeen Asset Management Limited
                               Level 6, 201 Kent Street
                               Sydney, NSW 2000, Australia

Consultant                     CIBC World Markets, Inc.
                               BCE Place, Canada Trust Tower
                               P.O. Box 500
                               Toronto, Ontario, M5J 2S8
                               Canada

Administrator                  Princeton Administrators, L.P.
                               P.O. Box 9095
                               Princeton, New Jersey 08543-9095

Custodian & Transfer Agent     State Street Bank and Trust Company
                               1 Heritage Drive
                               North Quincy, Massachusetts 02171

Auction Agent                  Deutsche Bank
                               Four Albany Street
                               New York, New York 10006

Independent Accountants        PricewaterhouseCoopers LLP
                               1177 Avenue of the Americas
                               New York, New York 10036

Legal Counsel                  Dechert
                               1775 Eye Street, N.W.
                               Washington, DC 20006

                               Stikeman Elliott
                               Level 40 Chifley Tower
                               2 Chifley Square
                               Sydney, NSW 2000, Australia

Investor Relations             Aberdeen Asset Management
                               45 Broadway, 31st Floor
                               New York, New York 10006
                               1-800-522-5465 or 1-212-968-8800
                               InvestorRelations@aberdeen-asset.com

                                     [LOGO]
                                    Aberdeen
                                 ASSET MANAGERS

                     Aberdeen Asset Managers (C.I.) Limited

    The common shares of Aberdeen Global Income Fund, Inc. are traded on the
      New York Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

   This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.